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                                                                 Exhibit 24.02

                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the inclusion in this Registration Statement on Form SB-2 Amendment No. 4 of our report dated June 6, 1996 on our audits of the financial statements of Community Care Services, Inc. We also consent to the reference to our firm under the caption "Experts".


Richard A. Eisner & Company, LLP

New York, New York
October 2, 1996